UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
September 27, 2019
Date of Report (Date of earliest event reported)
_____________________
Huron Consulting Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50976	01-0666114
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)
550 West Van Buren Street
Chicago, Illinois
60607
(Address of principal executive offices)
(Zip Code)
(312) 583-8700
(Registrant’s telephone number, including area code)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HURN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.    Entry into a Material Definitive Agreement.
On September 27, 2019, Huron Consulting Group Inc. (the “Company”), and certain of the Company’s subsidiaries entered into a fourth amendment (the "Fourth Amendment") to the Second Amended and Restated Credit Agreement, Second Amended and Restated Pledge Agreement and Second Amended and Restated Security Agreement dated March 31, 2015, as amended to date (as amended and modified, the "Credit Agreement"), by and among the Company, as borrower; certain subsidiaries of the Company, as guarantors; the lenders identified therein and Bank of America, N.A., as administrative agent and collateral agent.
Among other items, the Fourth Amendment:

•	Extends the maturity date from March 23, 2023 to September 27, 2024;

•	Increases the Aggregate Revolving Commitments from $500 million to $600 million;

•	Provides a more favorable pricing structure;

•
Allows for unlimited Restricted Payments when the Consolidated Leverage Ratio is less than 3.25 to 1.00; and establishes a base amount of allowable Restricted Payments of $25 million when the Consolidated Leverage Ratio is greater than 3.25 to 1.00; and

•
Increases the maximum permitted Consolidated Leverage Ratio to 3.75 to 1.00; and provides an additional increase to the maximum permitted Consolidated Leverage Ratio to 4.00 to 1.00 upon the occurrence of certain transactions.

The capitalized terms above are defined in the Credit Agreement or Fourth Amendment, as applicable. A copy of the Fourth Amendment is attached hereto as Exhibit 10.1 and is incorporated by reference herein. The foregoing description of the Fourth Amendment is qualified in its entirety by reference to the full text of the Fourth Amendment.
A copy of the press release announcing the Fourth Amendment is being filed as Exhibit 99.1 to this Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01. above is incorporated herein by reference in this Item 2.03.
Item 9.01.    Financial Statements and Exhibits.
(d)     Exhibits

Exhibit Number	Exhibit Description
10.1
Amendment No. 4 of the Credit Agreement, the Pledge Agreement and the Security Agreement, dated as of September 27, 2019, by and among Huron Consulting Group Inc., as Borrower, certain subsidiaries, as Guarantors, and Bank of America, N.A., as Administrative Agent for and on behalf of the Lenders

99.1	Press release, dated October 1, 2019
101.INS	Inline XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
101.SCH	Inline XBRL Taxonomy Extension Schema Document
101.CAL	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document
101.DEF	Inline XBRL Taxonomy Extension Definition Linkbase Document
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huron Consulting Group Inc.
(Registrant)

Date:	October 3, 2019	/s/ John D. Kelly
John D. Kelly
Executive Vice President, Chief Financial Officer, and Treasurer